AGC Confidential Page 1 Master Service Agreement This Master Service Agreement (the “Agreement”) is made and entered into by AGC Biologics S.p.A., Via Meucci, 3 20091 Bresso, Italy, (“AGC”) and Autolus Limited, a company incorporated under the laws of England (Company No. 09115837) with its registered office at The MediaWorks, 191 Wood Lane, London, W12 7FP (“Customer”) (each a “Party” or collectively, the “Parties”) effective as of the last date of signature (the “Effective Date”). Background AGC provides cell and gene therapy development and manufacturing services to biotechnology companies; Customer is a company which develops, manufactures and sells CAR-T products, treating patients globally; Customer wishes to contract with AGC for the provision of development and manufacturing services for Product (namely, lentiviral vector) as more clearly defined by the Services (as defined below), for the benefit of Customer, and which for clarity may be used by Customer for clinical trial and/or commercial purposes; and AGC is willing to perform the Services on the terms set out in this Agreement and the Quality Agreement. Agreement The Parties hereby agree and contract with each other on the terms of this Agreement and the Appendices to this Agreement as follows. 1. DEFINITIONS AND SCOPE 1.1 Definitions. Capitalized terms used in this Agreement shall have the meaning defined for such capitalized term in Appendix I and in the main body of the Agreement. 1.2 Language. This Agreement is written in English, and the English version of this Agreement shall control. All information required to be provided under this Agreement must be provided in written form and in English. 1.3 New MSA. The terms of this Agreement entirely replace and supersede the previous terms and conditions between the Parties, namely, the Master Agreement dated 6 March 2020 as amended on 14 December 2020 (the “Old MSA”). 1.4 Scope. All Project Agreements, work statements, work orders and/or statements of works agreed between the Parties, or any Agreed Schedules, which exist and/or are in force as of the Effective Date shall be governed exclusively by the terms of this Agreement, and not terms of the Old MSA. 2. PERFORMANCE OF THE SERVICES 2.1 Standards. AGC shall perform the Services in accordance with its obligations under this Agreement, the Work Statement and the Quality Agreement and cGMP (if applicable), and shall use commercially reasonable efforts to: a. perform the Services meeting the professional and competency standards to be expected of a firm similar to AGC, manufacturing materially the same services as AGC in the same industry; b. co-operate with Customer in all matters relating to the Services, Products and Process, and comply with all reasonable written instructions of Customer that are consistent with the terms of this Agreement and the applicable Work Statement; c. use personnel who are suitably skilled, trained and experienced to perform tasks assigned to them, and in sufficient number to perform the Services in accordance with the terms of the relevant Work Statement and this Agreement; d. maintain operational and financial records in compliance with the requirements of Applicable Laws; e. meet the agreed Specification(s) provided that until the Process Performance Qualification (PPQ) has been successfully completed at AGC, all Specifications (other than safety Specifications) are tentative and subject to inherent risks and uncertainties; f. procure and use Raw Materials and perform the Process, acting in accordance with this Agreement, the Quality Agreement and Customer’s reasonable written instructions; and g. meet the Minimum Volume and use commercially reasonable efforts to meet the Commercial Requirement, and any additional demand for Exceptional Batches. EX-10.1

AGC Confidential Page 2 2.2 Work Statement. 2.2.1 No work will be commenced by AGC without an executed Work Statement, which shall be substantially in the form attached hereto as Appendix II and shall specify the details of the Services and include without limitation, the following: (a) Services and Product description; (b) agreed Specifications supported by analysis of the scientifical/technical data and statistics collected on the Product (if applicable); (c) Deliverables; (d) price for Services (including relevant payment schedule); (e) Minimum Volume (if applicable); (f) Timelines. 2.2.2. From time to time during the Term, the Parties may enter into additional Work Statements for the performance of additional Services (including but not limited to the manufacturing of additional commercial products, stability studies, comparability activities and related services). 2.2.3 All Work Statements must be in writing and signed by a duly authorized representative of each Party and will form part of and be governed by this Agreement. The Parties may amend any Work Statement by mutual written agreement (signed by a duly authorized representative of each Party). 2.2.4 Customer can benefit from the provisions of this Agreement by entering into Work Statements with AGC and/or Affiliates of AGC. In such circumstances, Customer shall have a direct contractual relationship with the AGC Affiliate as a separate standalone contract between those two parties with the terms of this Agreement governing. In those cases where Affiliates of Customer and/or an Affiliate of AGC enter into a Work Statement in accordance with the terms of this Agreement, then for the purposes of such Work Statement (which shall be deemed a separate contract), the term “AGC” and “Party” and “Parties” as used in this Agreement shall, where applicable, refer to the respective AGC Affiliate set forth in such Work Statement. Any such Affiliates shall enter into a Work Statement in their own name and under their sole legal responsibility. All contractual rights and obligations under this Agreement such as (without limitation) payment and liability are conferred exclusively to the respective Affiliate. 2.3 Project Change Orders. The Parties acknowledge that changes to the Services may be desirable or necessary from time to time. Either Party may notify the other Party of any such change considered desirable or necessary, whereupon the Parties will promptly seek to agree on any changes. It is understood that changes may affect the Price and Timeline. Until a written change order is signed in accordance with Section 18.5 (“Project Change Order” or “PCO”), the existing Work Statement shall prevail and continue. 2.4 Totality of Services, Non-Exclusivity. The Services described in this Agreement, subject to any written agreement or amendment to the contrary, are the only services to be performed by AGC. The relationship between the Parties is non-exclusive and, for the avoidance of doubt: (i) nothing in this Agreement shall prevent Customer and/or its Affiliates from providing, or from appointing any Third Party to provide, services and/or products which are the same as or similar to the Services, Product and/or Process to be provided by AGC to Customer and/or its Affiliates under this Agreement; and (ii) in such case, Customer, its Affiliates and any Third Party shall have full freedom to operate in respect of such activities. 2.5 Right of First Refusal. For the term of the Agreement, Customer hereby grants AGC a right of first refusal ("ROFR") for all manufacturing services related to its obe-cel program ("Obe-cel"). Prior to negotiating with any third party for such manufacturing services, Customer must first notify AGC in writing of its requirements relating to the proposed manufacture of Obe-cel. If AGC confirms its interest, then the Parties shall negotiate in good faith for a period of [***]. If AGC declines to perform the services, or if the [***] expires without an executed, written work statement, Customer shall thereafter be free to engage with any third party for such manufacturing services. 3. PROJECT MANAGEMENT 3.1 Project Team. 3.1.1. Each Party will name and notify the other Party of its representatives (including one “point of contact”) who will form a team that is responsible for planning, executing, and discussing issues regarding the Services and communicating with the other Party (“Project Team”). 3.1.2. The Project Team will schedule meetings at regular intervals for the purpose of communicating updates on the performance of the Services and for discussing and resolving any issues

AGC Confidential Page 3 encountered with the Services. These meetings may be conducted by telephone, video conference, or in person. Each Party is responsible for its own costs in attending these meetings. 3.2 Joint Steering Committee. 3.2.1 The Parties shall establish a joint steering committee (the “JSC”) comprised of at least two (2) named representatives of AGC and at least [***] named representatives of Customer (or such other number as the Parties may agree). Members of the Project Team may simultaneously serve as members of the JSC. Each Party may replace one or more of its representatives, in its sole discretion, effective upon written notice to the other Party of such change. Either Party may, from time to time, invite additional representatives or consultants to attend JSC meetings, subject to such representative’s or consultant’s written agreement to comply with confidentiality obligations substantially the same as those set forth in Section 9. The JSC shall meet as needed, but at least [***], either by telephone, video- conference, or in person. Each Party shall bear its own expenses related to the attendance at JSC meetings. The JSC shall be co-chaired by a representative from each Party. 3.2.2 The JSC’s responsibilities shall oversee key activities, including but not limited to: (i) coordinating the activities of the Parties under this Agreement, including facilitating communications between the Parties; (ii) approving updates and amendments to the Work Statements, in particular, substantive or material issues related to any Work Statement; (iii) reviewing the Timeline; (iv) approving budgets for the Services set forth in the Work Statement or proposed costs for conducting activities under this Agreement; (v) attempting to resolve issues presented to it by the Project Team; and (vi) considering and acting upon such other matters as specified in this Agreement. The JSC may delegate any responsibilities to the Project Team or require the Project Team to cede any of its responsibilities to the JSC. 3.2.3 Decisions by the JSC shall be unanimous with each Party collectively having a single vote. In the event of any impasse between the members of the JSC, [***]. 3.2.4 Any decision by the JSC or by the highest executive leaders that amends the Services or any Work Statement will not be binding unless it is recorded in writing and signed in accordance with Sections 2.3 and 18.5. 4. CUSTOMER MATERIALS & RAW MATERIALS 4.1 Transfer of Customer Materials. Customer must transfer to AGC the Customer Materials and other information described in the Work Statement by the deadline set forth in the Work Statement, PCO or agreed in writing between the Parties. Delivery shall [***] and the Parties acknowledge that the Timelines may be affected if Customer fails to transfer the Customer Materials within the agreed deadlines. AGC shall (i) be responsible for and use, store, inventory and handle Customer Materials according to its specifications and the Quality Agreement and complying with Applicable Laws and regulations, (ii) use such Customer Materials only for the Services, (iii) not transfer them to Third Parties without prior written consent of Customer, (iv) not dispose of any of them without prior written consent of Customer. 4.2 Raw Materials. AGC shall be responsible for ordering the relevant quantities of Raw Materials necessary for the manufacture of Products as agreed under a Work Statement (and covered by a Purchase Order, as applicable), provided always that AGC shall also use commercially reasonable endeavours to: (a) source competitively priced Raw Materials; (b) obtain the prior written approval of Customer on the estimated cost of Raw Materials; (c) comply with Customer’s reasonable written instructions in relation to the sourcing of any Raw Materials provided that AGC shall not be responsible for any resulting delays or cost increases if such instructions deviate from AGC's standard or recommended sourcing strategy. Any such deviation requested by Customer may require a Project Change Order; (d) only charge Customer for Raw Materials as expressly agreed in writing in a Work Statement, with a reasonable handling fee to cover administrative costs only as set forth in Section 7.3. (e) sample, test, analyse, release and approval of each delivery of Raw Materials, in accordance with the Work Statement and the Quality Agreement prior to their use in manufacture; (f) only use Raw Materials in the Services which comply with the requirements of the Work Statement, any relevant specifications and cGMP (if applicable);

AGC Confidential Page 4 (g) at all times use, store, warehouse and handle all Raw Materials and Products in accordance with the Work Statement and the Quality Agreement; (h) not transfer Raw Materials or Products to Third Parties without prior written consent of Customer, nor dispose of any of them (including expired materials) without prior written consent of Customer; (i) operate a warehousing system suitable for the Products and which identifies all Products according to type and status; and (j) promptly notify Customer if AGC is unable to comply with any of the provisions of this Section 4.2 that affect the provision of the Services. 4.3 Loss or Damage. [***] 4.4 Materials Safety Data Sheet. At least [***] before the delivery of the Customer Materials, the Customer must provide to AGC an accurate and complete written risk assessment for any Customer Material, including genetically modified organisms, that details the hazards, storage and handling recommendations for the Customer Materials (the “Materials Safety Data Sheet”). 4.5 Return of Customer Materials. Unless otherwise agreed in writing in a Work Statement, during the Term, AGC will store the Customer Material free of charge. No later than [***] after completion of the Services, Customer shall direct AGC to make available to Customer or dispose of the Customer Materials, in either case, at Customer’s expense. If Customer does not timely provide the notice required by this Section 4.50, AGC may, at its discretion and at Customer’s expense, return to Customer and/or dispose of the Customer Materials and/or send the Materials to a storage provider [***] after providing written notice to the Customer. 5. CLINICAL AND COMMERCIAL PRODUCTS ORDERS 5.1 Clinical Products 5.1.1. Purchase Orders for Clinical Batches. [***]. 5.1.2. Rescheduling and Cancellation of Batches for Clinical Batches. [***] Customer must pay the following amounts for each Cancelled Batch (“Cancellation Fees”): Viral vectors Timing of Notice of Cancellation Cancellation Fees Notice served on or after the scheduled Commencement Date, or during a Batch. [***] Notice served 120 days or fewer than the scheduled Commencement Date. [***] Notice served at least 120 days but fewer than 150 days before the scheduled Commencement Date. [***] Notice served at least 150 days but fewer than 200 days before the scheduled Commencement Date. [***] Notice served 200 days or more before the scheduled Commencement Date. [***] Customer must pay the following amounts for each Rescheduled Batch (“Rescheduling Fees”): Viral vectors Timing of Notice of Reschedule Request. Rescheduling Fees Notice served on or after the scheduled Commencement Date, or during a Batch. [***]

AGC Confidential Page 5 Notice served 90 days or fewer than the scheduled Commencement Date. [***] Notice served more than 90 but fewer than 120 days before the scheduled Commencement Date. [***] Notice served more than 120 but fewer than 150 days before the scheduled Commencement Date. [***] Notice served more than 150 but fewer than 220 days or fewer before the scheduled Commencement Date. [***] Notice served 220 days or more before the scheduled Commencement Date. [***] For Section 5.1.2, the date of service of notice for a Rescheduled Batch or Cancelled Batch shall be the earlier of (i) the date on which Customer provide written notice to AGC of its request to cancel or reschedule a Batch; (ii) the date on which the notice of termination of this Agreement is given by the terminating Party to the other Party pursuant to Section 14; (iii) the date on which AGC provides written notice to Customer that it cannot proceed with the manufacturing of a Batch for any of the reasons attributable to the Customer, as specified in Sections 5.1.3(b) or 5.1.3(c) of this Agreement. AGC will issue an invoice reflecting the amount of the Cancellation or Rescheduling Fees on the date of service of notice [***] 5.2 Commercial Products 5.2.1 Minimum Volume and Agreed Schedule. The minimum number of Batches of each commercial Product to be ordered per each Calendar Year (the “Minimum Volume”) is set forth in the relevant Work Statement or Project Change Order (PCO). Customer shall provide AGC with a written, non-binding forecast of its required number of Batches on a semester basis for the following semester no later than the start of the previous semester, including its preferred delivery schedule, which may be distributed evenly throughout the semester or consolidated into manufacturing campaigns. For the purposes of this clause, “semester” is a period of time of six (6) months. For any new Commercial Work Statement executed after this date, the initial forecast shall be provided within [***] of its signature. Following receipt of the forecast, the Parties shall negotiate in good faith to mutually agree in writing upon a manufacturing schedule based on the availability of AGC's manufacturing Facility and Customer’s Commercial Requirement (the "Agreed Schedule"). AGC shall use commercially reasonable efforts to accommodate Customer’s preferred dates, subject to its facility availability and capacity. For the avoidance of doubt, the Cancellation and Rescheduling Fees shall not apply to any Batches covered by the Minimum Volume. 5.2.2 Slot Reservation and Purchase Orders. Within [***] of finalizing the Agreed Schedule, Customer shall secure the reservation of the manufacturing slots by issuing a binding Purchase Order(s) committing to the entire Minimum Volume, covering both the cost of all required Raw Materials and the corresponding Batch Prices. Invoicing for such Purchase Order(s) shall be conducted in accordance with Section 7 of this Agreement. Should Customer fail to issue the Purchase Order(s) within this [***], AGC shall have no obligation to reserve the slots in the Agreed Schedule and may release them for other commercial activities and for other usable activities. No terms contained in any Purchase Order, acknowledgment or similar document shall be construed to amend or modify the terms of this Agreement and in the event of any conflict, this Agreement (and its amendments) shall prevail and control. Once the Purchase Order has been signed respectively for Raw Materials and Slot booking, AGC will procure the Raw Materials and the relevant Slot shall be definitely booked for Customer in the terms defined in the confirmed reservation. 5.2.3 Rescheduling. Should Customer request to reschedule one or more Batches from the Agreed Schedule, after the start of the previous semester, AGC shall use commercially reasonable efforts to accommodate such a request, subject to its manufacturing capacity and slot availability. Customer shall be

AGC Confidential Page 6 responsible for any additional reasonable and pre-agreed costs incurred by AGC for replacing Raw Materials, if needed, as a result of such rescheduling. 5.2.4 Shortfall Sum. Should Customer fail to order (and pay for) the Minimum Volume in any Calendar Year, then Customer shall pay to AGC a sum calculated as the number of Batches below the Minimum Volume multiplied by the Batch Price (the “Shortfall Sum”). [***]. 5.2.5 Volume-based discounts. AGC may offer volume-based discounts to Customer for orders exceeding the Minimum Volume as set forth in the applicable Work Statement or PCO. For clarity, such discounts shall apply to all manufacture of Products, Obe-cel programs and/or any non-Obe-cel programs. Such volume- based discounts shall be calculated and applied as follows: i) the specific volume thresholds and corresponding discount percentages shall be detailed in the Work Statement or PCO for each Commercial Product; ii) volume discounts shall be calculated on a Calendar Year basis, taking into account the total number of Batches ordered and delivered during such period; iii) Volume discounts shall be applied as a credit against invoices issued in the following Calendar Year, or as otherwise agreed between the Parties in writing; iv) volume discounts earned for one Commercial Product shall not be transferable or applicable to other Commercial Products unless specifically agreed in writing between the Parties; v) within [***] after the end of each Calendar Year, AGC shall provide Customer with a volume discount reconciliation statement showing total volumes ordered, applicable discount tiers achieved, and any credits due to Customer. 5.2.6 Exceptional Batches. Upon Customer's written request, AGC may, in response to Customer's written request to meet Customer’s Commercial Requirement, agree to manufacture additional Batches of Product in excess of the Minimum Volume for that same Calendar Year ("Exceptional Batches"). AGC shall at all times use commercially reasonable efforts to meet Customer’s demand for Exceptional Batches, subject to its available capacity and other commercial commitments. AGC's obligation to manufacture of Exceptional Batches shall only arise upon the issuance of a Purchase Order and full finalization by both Parties of a Project Change Order (PCO) confirming the terms for such Batches. For the avoidance of doubt, Sections 5.1.1 (Purchase Orders for Clinical Batches), 5.1.2 (Rescheduling and Cancellation Fees) shall apply mutatis mutandis to any Exceptional Batch. 5.2.7 Inability to meet the Minimum Volume by AGC. Should AGC become aware or conclude that, for any reason attributable to AGC or AGC’s subcontractor negligence or wilful misconduct, it will be materially unable to meet the Minimum Volume or to meet the Timeline for Delivery of one or more Batch(es) of Product, then AGC shall as soon as reasonably practicable notify Customer of such circumstances and explain what efforts AGC is taking to address such delay. Following such notification, the Parties shall enter into good faith discussions to create a mutually agreeable remediation plan. AGC shall use commercially reasonable efforts to implement such a plan to mitigate the impact on the Customer. In the event that the Parties determine that it is not reasonably possible to remedy AGC's inability to meet the Minimum Volume through the remediation plan, or if such remediation plan fails to achieve the intended results within a reasonable timeframe, the Parties will discuss in good faith reasonable terms and conditions for the transfer of the manufacturing process related to the Product to Customer or a third party, to enable continued production of the Product. 5.2.8. Minimum spend guarantee (2028-2032). Customer hereby guarantees AGC a minimum aggregate spend of twenty-five million Euros (€25,000,000) in Service Fees over that five-year period commencing on 1 January 2028 and ending on 31 December 2032 (the "Guarantee Period"). For the purpose of this Section 5.2.8 Service Fee means any amount paid by the Customer for the Service exclusive of Incidental Fees and taxes. [***]. Upon expiry of the Guarantee Period or the expiry or termination of this Agreement (except in the case of termination by the Customer pursuant to Section 14.1(ii) or 14.2 or 18.1 below), if the Customer's total aggregate spend is less than twenty-five million Euros (€25,000,000), the Customer shall be required to [***] (the “Minimum Spend Guarantee Shortfall”). AGC [***] of the Agreement. Except in the case of termination by Customer under Sections 14.1(ii), 14.2 or 18.1, [***].

AGC Confidential Page 7 For the avoidance of doubt, where AGC is unable or unwilling to provide manufacturing services to Customer under the ROFR specified in Section 2.5, an amount may be set off against the minimum spend amounts specified in this Section 5.2.8. The value of such set-off shall be equal to the Service Fees paid by Customer to the third-party manufacturer that performed such services. Customer shall provide reasonable documentation to substantiate such amount, which shall be verifiable by AGC or by an independent third-party auditor. This right to set-off is conditional upon all of the following conditions being met: (a) such services are within the scope of activities that AGC can technically perform; (b) such services were requested by Customer with reasonable advance notice, sufficient to enable AGC to allocate the necessary capacity; and (c) the request was made on commercially reasonable, market-standard terms, or where applicable, aligned to previous terms already agreed between AGC and the Customer. Any disputes with respect to this clause 5.2.8 and/or clause 2.5 above shall be resolved by the JSC in accordance with clause 3.2 of the Agreement. If the JSC is unable to resolve the matter within [***],then the dispute resolution provisions contained in clause 18.12 of the Agreement shall apply. 6. PACKAGING, DELIVERY, STORAGE, DEFECTS AND SAMPLES 6.1 Packaging. AGC will package all Products to be Delivered according to AGC’s applicable packaging SOPs, Regulatory Obligations and any Work Statements provisions. 6.2 Delivery. 6.2.1 All Products that AGC manufactures under this Agreement, following the issuance of a Certificate of Analysis, shall alternatively be (i) made available for collection by Customer [***] on the date and at the time specified in AGC’s notice to Customer; or (ii) stored at AGC Facility in case the Product is an intermediate to be further used by AGC to perform Services under the Agreement. 6.2.2 All Physical Deliverables other than Products shall be made available for collection by [***] on the date and at the time specified in AGC’s notice to Customer or in the Work Statement. “Delivery” or “Delivered”). 6.2.3 AGC will provide Customer with advance notice of the date of Delivery of Product. Customer may arrange collection at any time during normal business hours on Business Days or other times as may be agreed in writing by the Parties. 6.2.4 AGC will use commercially reasonable efforts at all times fully co-operate with Customer, and any of its agents, sub-contractors and Shipping Company (defined below) in relation to the storage, logistic and shipping of Deliverables (including in relation to the export or import any Deliverables) provided that the Customer will remain the sole responsible for import and export. 6.2.5 Documentary Deliverables will be delivered by electronic means. For each Product, AGC shall provide Customer with the corresponding Certificate of Analysis and any other specified documentation as defined in the Work Statement. 6.3 Product delivered before issuance of Certificate of Analysis. Subject to Regulatory Obligations, Customer may request that AGC delivers Product to Customer before AGC issues a Certificate of Analysis. Customer agrees that (i) such Product will not be administered to any living organism; (ii) the Product will be handled by Customer with the utmost care as if it were an unknown substance; and (iii) Customer accepts such Product at its sole risk and responsibility. AGC is not liable for any loss or damage caused by Product that is delivered before AGC issues a Certificate of Analysis. 6.4 Risk. Risk of loss to the Deliverables transfer to Customer upon Delivery, provided always that: [***]. 6.5 Transport. If Customer elects to have a shipping company or other agent (“Shipping Company”) collect and transport the Physical Deliverables on Delivery, Customer must (i) inform AGC in writing of Customer’s designated Shipping Company before the collection of the Physical Deliverables; (ii) coordinate with the Shipping Company for the shipment of the Physical Deliverables; and (iii) ensure that the Physical Deliverables are properly stored and transported. AGC is not responsible for any costs of the Shipping Company.

AGC Confidential Page 8 6.6 Storage. [***]. The Customer shall be liable for all costs incurred by AGC in connection with such actions, AGC shall have no further liability to the Customer in connection with any action taken under this section. 6.7 Samples. AGC shall store Regulatory Samples of all cGMP Product released by AGC’s quality department with a Certificate of Analysis for the period required by applicable Regulatory Obligations or in absence of a specific Regulatory Obligation, for [***] from the date of Delivery. AGC is solely responsible for the maintenance and disposal of these Regulatory Samples. After the expiration of the relevant time period, AGC may, without notifying Customer, destroy the samples or otherwise dispose of them in its sole discretion unless prior to the expiration of the relevant time period Customer contacts AGC in writing to organize the collection of the Regulatory Samples before the expiration of the [***] term. 6.8 Non-Conforming Products. Only Products agreed to be manufactured to meet cGMP and/or meet Specifications can be considered Non-Conforming. Any changes to the agreed Specifications which may arise by different Regulatory Authorities (including the FDA, EMA and MHRA) will be agreed in writing in additional amendments to the applicable Work Statement, on an appropriate cost-sharing basis, taking into account the relative responsibilities of each Party and data generated to date. 6.8.1 Upon completion of manufacturing and/or quality control testing, if AGC ascertains non-conformity with any applicable cGMP standards and/or Specification that the Products are required to meet under this Agreement or Work Statement or Regulatory Obligation which has been agreed in writing (herein after a “Non-Conformance” or “Non-Conforming”), AGC will promptly inform the Customer, and in accordance with the Quality Agreement (“AGC Non-Conformance Notice”). In addition, AGC will promptly investigate whether the Non-Conformance is due to AGC’s negligence or failure to comply with its obligations under this Agreement or Work Statement or Regulatory Obligation which has been agreed in writing and will report to Customer the results of such investigation in accordance with the Quality Agreement. 6.8.2 [***], Customer must notify AGC in writing of any alleged Non-Conformance in the Product (“Customer Non-Conformance Notice”). A Customer Non-Conformance Notice must: (a) identify the Batch; (b) identify the date of Delivery and collection; (c) give reasonable detail of the Non-Conformance; (d) contain full disclosure of the methodology of all analytical tests performed on the Product and the results of those tests; (e) give confirmation that the Product has been properly stored and transported; and (f) where the Customer asserts that the Non-Conformance is due to AGC’s negligence or failure to comply with its obligations under this Agreement or Work Statement or Regulatory Obligation which has been agreed in writing, provide Customer’s reasons for that assertion. 6.8.3 Within [***] of the date of the Customer Non-Conformance Notice, Customer must return to AGC samples of the Product that are subject to the Customer Non-Conformance Notice unless AGC already has retained samples of the relevant Product. 6.8.4 If AGC is not notified of a Non-Conformance in accordance with the provisions and time limits stipulated in this Section 6.8, the Product will be considered accepted and free of Non-Conformances, and Customer will have no further remedy against AGC for that Batch of Product. 6.9 Consequences of Non-Conforming Product. 6.9.1 If a Non-Conformance is due to AGC’s negligence or failure to comply with its obligations under this Agreement or Work Statement or Regulatory Obligation which has been agreed in writing, AGC will as soon as reasonably practicable replace the Product at no additional charge or cost to Customer, taking into account Customer’s demands, Customer’s Commercial Requirements and AGC’s other obligations and availability of Raw Materials, including Customer Materials. [***]. 6.9.2 If the Non-Conformance is not due to AGC’s negligence or failure to comply with its obligations under this Agreement or Work Statement or Regulatory Obligation which has been agreed in writing, [***].

AGC Confidential Page 9 6.9.3 If there is a dispute regarding the cause or existence of a Non-Conformance, the Parties shall (i) directly communicate to determine that their respective methods of analysis are the same and are being executed in the same manner; (ii) attempt to determine whether the Non-Conformance was caused by a failure to adhere to proper shipping and storage procedures, and (iii) exchange carefully controlled and split samples for testing between the Parties, or jointly conduct tests on the samples. [***] and if so, whether the Non-Conformance is due to AGC’s negligence or failure to comply with its obligations under this Agreement or Work Statement or Regulatory Obligation which has been agreed in writing. 6.9.4 If the Parties cannot resolve their dispute in the manner described above, the Parties shall retain an independent laboratory to test the Product. The laboratory’s decision shall be in writing. The decision shall be binding on the Parties unless there has been a manifest error, in which case, the Parties will revert to the dispute resolution procedure in Section 18.12. 6.9.5 The costs of the independent laboratory will be shared by the Parties equally; provided, however, that the Party that is determined to be incorrect as to whether the Product is Non-Conforming or, if Non- Conforming, whether the Non-Conformance is due to AGC’s negligence or failure to comply with its obligations under this Agreement or Work Statement or Regulatory Obligation which has been agreed in writing, shall reimburse the other Party for its share of the costs. 6.10 Non-Conforming Product. The Customer must segregate and must not use any allegedly Non- Conforming Product for any purpose other than for R&D or compliance testing after it becomes aware of an alleged Non-Conformance. On a final determination that any Product is Non-Conforming, then Customer shall in its sole discretion determine the ultimate use and/or disposition of such Product at no extra cost to Customer. 6.11 Exclusive Remedies. The remedies and obligations under Section 6.9 are Customer’s sole remedy for Non-Conforming Products. 7. PRICE AND PAYMENT TERMS 7.1 Amounts. [***]. 7.2 Payments. [***]. 7.3 Invoicing terms. [***]: 7.3.1 [***] 7.3.2 [***] 7.3.3 [***] 7.4 Payment[***] 7.5 Late Payments. If any undisputed amount is not paid in full when due under this Agreement, [***]. If the Customer is in breach of its payment obligations and the invoice is undisputed, [***] Where performance is suspended, AGC shall have no liability for the suspension or failure to meet the Timeline due to such suspension and the termination rights specified in Section 14 shall apply. 7.6 Acceptance of Invoices. [***]. 8. REGULATORY MATTERS 8.1 Customer licences and Manufacturing Licences- Customer (or its Affiliates or nominees) shall be responsible for all filings, communications, exchanges and interactions with all Regulatory Authorities, in relation to Customer products. AGC shall provide all such assistance as Customer (or its Affiliates) may reasonably request from time to time in connection with any Regulatory Authority filings or interactions in respect of its products (including applications, amendments, supplemental filings, exchanges and/or responses to any enquires) as set forth in the Work Statement. AGC shall at its own cost obtain and maintain throughout the Term all Manufacturing Licences and supply to Customer free of charge on request a copy of each Manufacturing Licence. 8.2 Audits by Customer

AGC Confidential Page 10 8.2.1 Except as otherwise set forth in the Quality Agreement, Customer and/or its representative shall have the right, [***], with a [***] to inspect and audit the parts of the Facility where the manufacture of the Product is carried out in order to assess AGC’s compliance with cGMP at no charge to Customer. 8.2.2 [***] (“Standard Audit”) per Calendar Year. Notwithstanding the foregoing, [***]. Customer and/or its representatives shall have the right to perform “for cause” audits at any time upon reasonable advance notice and during regular business hours. For cause audits shall not be charged by AGC to Customer. 8.2.3 Any additional audit shall be agreed between the Parties. Any cost incurred by AGC for any audit performed in addition to the Standard Audit or beyond the limit established above will be at Customer’s cost. 8.2.4 All audits shall be conducted in accordance with the Quality Agreement and shall be conducted in a manner so as to minimize disruption of business operations. AGC and its Affiliates reserve the right, at its sole discretion, to exempt certain documentation from such audit by Customer if and to the extent that it is reasonably required in order to protect the confidential information of AGC’s other clients. All information (other than Customer information) disclosed to or otherwise observed by Customer or its Representatives during any such audit or inspection shall be deemed Confidential Information of AGC or its Affiliates, respectively. If Customer appoints any third party to perform such audit, Customer warrants and represents that such third party will abide by confidentiality obligations no less stringent than those contained in this Agreement. Customer’s Representatives shall at all times while present at the Facility comply with all applicable health, safety, environmental and security laws and applicable AGC (or Affiliate) standard policies and procedures. 8.2.5 Where any audit carried out by Customer in accordance with this Section 8 has identified findings, then the Parties shall discuss in good faith any reasonable corrective, or preventative actions required to address such findings. 8.3 Authority Inspection 8.3.1 If either Party is notified that Facility, or any aspect of the Products or Process or Services, is subject to an inspection, investigation or enquiry by any Regulatory Authority, then shall promptly inform the other Party and provide all relevant information known regarding such investigation or enquiry; and fully cooperate with and allow any such inspection or enquiry to the extent required by Applicable Laws; and a) provide all reasonably necessary documentation in connection with such investigation or enquiry; b) to the extent legally permissible, AGC shall allow Customer to have designees present at the Facility during the inspections and available for questions regarding any such Customer Product. It is clearly understood that the Customer will be entitled to be present at the Facility however the inspection will be managed by AGC that will allow the Customer to participate in the inspection at AGC’s reasonable discretion; and c) as soon as reasonably practicable send Customer a copy of any inspection report observations (or other findings) issued by a regulatory authority related to the manufacture, generation, processing, storage, transportation, distribution, treatment, disposal or other management of Products. 8.3.2 In the event Customer is subject to an inspection by any Regulatory Authority or government entity that relates to the Products, AGC shall provide Customer and such Regulatory Authority or government entity with access to AGC’s records, the Products and those portions of the Facility used in the manufacture, generation, storage, testing, treatment, holding, transportation, distribution or other handling or receiving of the Products as required by this Agreement or otherwise by Applicable Law. The allocation of costs related to any regulatory inspection relating to Product authorization must be borne by the Customer and will be set forth under the applicable PCO or Work Statement. 8.4 Regulatory filing 8.4.1 During the preparation for filing with any Regulatory Authority of any documentation which is or is equivalent to the Regulatory Authority’s Chemistry and Manufacturing Controls (“Authority Submission”) portion of applicable approval application, including any New Drug Application,

AGC Confidential Page 11 Abbreviated New Drug Application (ANDA), Marketing Approval Application (MAA) or other approval, as the case may be, Customer shall provide AGC with a copy of the relevant Authority Submission portion as well as all supporting documents which have been relied upon to prepare the Authority Submission portion so as to permit AGC to verify that the Authority Submission portion accurately describes the work that AGC has performed and the manufacturing processes that AGC will perform pursuant to this Agreement. The costs shall at all times be borne by Customer. 8.4.2 For clarity, the Parties agree that in reviewing the documents referred to in Section 8.4.1 above, AGC’s role will be limited to verifying the accuracy of the description of the work undertaken or to be undertaken by AGC. As such, AGC shall not assume responsibility or liability for the accuracy of the filings with Regulatory Authorities other than for information provided by AGC in writing and intended for inclusion in regulatory filings. The Customer shall be the sole responsible for the preparation and filing of all regulatory documents with the Regulatory Authorities. 8.4.3 Customer shall provide to AGC: all documents reasonably necessary or requested by AGC relating to any Regulatory Authority’s pre-approval inspection of AGC’s Facility, including but not limited to, development reports, Chemistry and Manufacturing Controls documentation and stability data; and, at least thirty (30) Calendar Days prior to filing any documents with any regulatory authority that incorporate data generated by AGC, Customer shall provide AGC with a copy of the documents incorporating such data so as to permit AGC to verify the accuracy and regulatory validity of such documents as it relates to the AGC-generated data. 8.5 Quality Assurance 8.5.1 AGC shall at all times employ a Qualified Person who shall be responsible for confirming by his/her signature on the appropriate Batch Record and Certificate of Analysis that each batch of Products manufactured conforms with the Specifications and is manufactured in accordance with GMP. 8.5.2 AGC shall at all times ensure that quality assurance tests specified by Customer, or otherwise agreed in writing by the Parties from time to time, are adopted and that reference and retention samples of each batch of Products manufactured are taken, analysed and retained in accordance with the Work Statement and the requirements of GMP. Such samples shall (notwithstanding any termination of this Agreement) be retained by AGC in accordance with the Applicable Law. 8.5.3 AGC shall ensure that testing methodology and testing reference standards comply with GMP. 8.5.4 AGC shall as soon as reasonably practicably report any material and/or adverse trends to Customer that arise during the normal or stability testing of the Products. 8.5.5 The terms of this Section 8.5 may be supplemented by additional quality specific provisions in the Work Statement and/or in a Quality Agreement. 9. CHANGE CONTROL 9.1 Changes by AGC. AGC shall not make any change to i) the Services, the Process, the Product, the Facility at which Product is manufactured, or the Raw Materials, or ii) any Subcontractor which may reasonably be expected to have a direct and substantial impact on the quality or physical characteristics of the Product, or Customer’s Regulatory Obligations with respect to the Product, without first obtaining written consent from Customer to such change; provided, that such consent should not be unreasonably withheld or delayed (but acknowledging that such change may require Customer and/or AGC to obtain approval from relevant Regulatory Authorities). Any change to be agreed pursuant to this Section 9.1 shall be notified and managed in accordance with the relevant Quality Agreement. 9.2 Notwithstanding Section 9.1 above, in no case shall AGC effect any relevant change without first ensuring that the change will result in a comparable Product and obtaining written approval from Customer. Where applicable, Customer, will be solely responsible for engaging with, and seeking approval for such change from, the relevant Regulatory Authority. The comparability of Product manufactured following the proposed change with Product manufactured prior to the proposed change will be assessed by the Parties before submission to each relevant Regulatory Authority. AGC shall reasonably cooperate with Customer and will provide Customer with all information and data Customer may require in order to satisfy Customer that the proposed change will result in a comparable product. Upon full written endorsement by each relevant Regulatory

AGC Confidential Page 12 Authority and approval of Customer, AGC will implement such approved change. Customer will provide AGC with such information as necessary regarding the Regulatory Approval as reasonably necessary to effect the changes, maintain compliant documentation and allow the Qualified Person(s) to discharge their role 9.3 Change by AGC. Unless otherwise agreed in writing by the Parties, AGC will be responsible for all of its costs incurred in any change implemented made unilaterally by AGC and/or without obtaining written consent from Customer. 9.4 Change by Customer. Except as otherwise expressly set forth to the contrary in the Quality Agreement, if Customer desires to change Raw Materials, or process or equipment used in the manufacture of any Product, or the Services or the Process or the Subcontractor or the analytical testing methods, then the Parties shall hold a meeting to discuss such changes as appropriate. Customer shall bear the costs incurred in connection with making any changes. 9.5 Change by Regulatory Authority. If any changes to Services or Products or the Process, or Facility, equipment, process, system changes or any other changes are required by a Regulatory Authority or in order to comply with Applicable Law including, without limitation, GMP, then the Parties shall meet to discuss the action plan with a target completion date and the cost apportionment between the Parties. If such changes apply solely to the production of the Product, the Customer shall bear all reasonable costs incurred with those changes. If such changes apply to the Process and should AGC elect to incorporate such changes into its proprietary technology platforms and acquire the right to use and exploit them for its own purposes or for other clients, the Parties shall negotiate in good faith an equitable allocation of the implementation costs and the respective rights related to such changes. 9.6 Change to Specification and Master Batch Record. The Specifications and the Master Batch Record may only be changed by agreement in writing between the Parties. For the avoidance of doubt, Customer will be solely responsible for seeking such approval for such changes from the relevant Regulatory Authority and responding to any request for a change to any Specifications received from any relevant Regulatory Authority. AGC agrees to use commercially reasonable efforts to assist Customer with respect to such interactions with, and requests from, any Regulatory Authority. Customer will provide AGC with such information regarding the Regulatory Approval as reasonably necessary to effect the changes, maintain compliant documentation and allow the Qualified Person(s) to discharge their role. Neither Party shall unreasonably withhold its agreement to any change in the Specification or the Master Batch Record requested by the other Party. All modifications to the Specifications and/or the Master Batch Record shall be managed through the change control procedures set forth in the Quality Agreement and must be formally approved in writing by both Parties pursuant to Section 2.3. The Parties acknowledge that such modifications may impact the process complexity and risk profile. Accordingly, prior to implementation, AGC shall provide the Customer with a written assessment of any resulting price adjustments. Such adjustments may include: (a) changes in direct costs for materials, labor, or external testing; and (b) a risk-based price adjustment to account for the heightened manufacturing complexity and increased probability of batch failure. Any such price adjustments must be agreed upon in writing by the Customer, via a Project Change Order (PCO), prior to AGC's implementation of the modification. Notwithstanding anything in this Section, in case of any change in the Specifications or the Master Batch Record, the Parties shall negotiate in good faith appropriate adjustments to the Price on commercially reasonable terms. 10. INTELLECTUAL PROPERTY 10.1 Pre-Existing Intellectual Property. [***]. 10.2 Customer’s Grant of License for the Services. [***]. 10.3 AGC License. [***]. 10.4 Intellectual Property Created during the Services. The Parties expressly acknowledge that this is a non- exclusive relationship. Subject to Article 10.1, any Intellectual Property that is, as between the Parties and their Affiliates, first generated, created or reduced to writing exclusively pursuant to activities undertaken for the performance of the Services (“New IPR”) shall be: [***]. 10.5 Assignment of Intellectual Property. In accordance with the provisions of Section [***].

AGC Confidential Page 13 10.6 Right to File for Protection. [***]. 10.7 No Implied Licenses. Except for those licenses expressly granted in this Agreement no other rights or licenses are granted by a Party to the other, whether by implication, estoppel or otherwise. 11. CONFIDENTIAL INFORMATION 11.1 The Party (“Recipient”) receiving Confidential Information from the other Party (“Disclosing Party”) shall: 11.1.1 Protect and safeguard the confidentiality of all Confidential Information with at least the same degree of care as the Recipient would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care; 11.1.2 not use the Confidential Information, or permit it to be accessed or used, for any purpose other than necessary to provide Services under this Agreement, or otherwise in any manner to the Disclosing Party’s detriment, including without limitation, to reverse engineer, disassemble, decompile or design around the Disclosing Party’s proprietary services, products and/or confidential Intellectual Property; and 11.1.3 not disclose any Confidential Information to any person or entity except to its Representatives who are informed by the Recipient of the confidential nature of the Confidential Information and bound by confidentiality restrictions as restrictive as this Section 11. 11.2 The Recipient may disclose certain Confidential Information of the Disclosing Party to the extent that disclosure is required by and in compliance with a valid order of a court or other governmental body having jurisdiction or as required by a Regulatory Authority, provided that the Recipient provides the Disclosing Party with reasonable prior written notice, to the extent permitted by law, of the disclosure and makes a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order preventing or limiting the disclosure. 11.3 On the termination of this Agreement or at the request of the Disclosing Party, Recipient must promptly return to the Disclosing Party any Confidential Information of the Disclosing Party except where that Confidential Information is covered under surviving license rights between the Parties. However, each Party may retain in its legal files a single copy of any document that contains the Disclosing Party’s Confidential Information solely for the purpose of determining the scope of the obligations under this Agreement. Neither Party is obligated to destroy electronic files securely archived in accordance with its customary data retention policies. 11.4 If the Recipient or any of its Representatives become aware of any actual or potential unauthorized use or disclosure of the Confidential Information of the Disclosing Party, the Recipient must inform the Disclosing Party as soon as reasonably possible after it becomes aware of that actual or potential unauthorized use or disclosure. The Recipient must cooperate in any reasonable action that the Disclosing Party may decide to take. 11.5 Except as otherwise provided in this Agreement or otherwise required by law, neither Customer nor AGC will disclose any terms of this Agreement to any third party without the prior written consent of the other Party except to its Representatives who are bound by confidentiality restrictions as restrictive as this Section 11. 12. LIMITED WARRANTIES 12.1 Customer Warranties. Customer warrants and represents to AGC that: 12.1.1 Customer has and shall during the Term maintain in force all appropriate permits and regulatory licenses required in connection with the handling, transport and storage of the Customer Materials and Product; 12.1.2 Customer has all necessary rights to supply to AGC the Customer Materials, the Customer Confidential Information and the Customer Intellectual Property, and AGC has and will have the right to use those items for the performance of the Services and manufacture of the Product; 12.1.3 [***] 12.1.4 [***] 12.1.5 [***]

AGC Confidential Page 14 12.1.6 [***] 12.2 AGC Warranties. [***]; 12.2.1 [***] 12.2.3 [***] 12.2.4[***] 12.2.5 [***] 12.2.6 [***] 12.2.7[***]; 12.2.8 where Services are to be performed according to cGMP, AGC will apply the appropriate cGMP standards to the performance of those Services; and 12.2.9 where Product is released with a Certificate of Analysis by AGC, the Product at the time of release will comply with the criteria specified in that Certificate of Analysis. 12.3 Disclaimer of All Other Warranties. [***] 13. INDEMNIFICATION 13.1 AGC’s Indemnity. Customer must indemnify and defend AGC, its Affiliates and each of their respective directors and officers (“AGC Parties”) against any and all losses, demands, claims, liabilities, damages, costs and expenses (including court costs and reasonable attorneys’ fees and expenses) (“Claims”) that the AGC Parties incur as a result of: 13.1.1 alleged or actual infringement or misappropriation of any valid and subsisting Intellectual Property rights of any third party arising from (i) [***]; 13.1.2 [***] 13.1.3[***] 13.1.4[***] The foregoing indemnities shall not apply to the extent the Claims arose directly from AGC’s or any of its representative’s negligence, gross negligence, breach of this Agreement, or wilful misconduct. 13.2 Customer’s Indemnity. AGC must indemnify and defend Customer, its Affiliates and each of their respective directors and officers (“Customer Parties”) against any and all Claims that the Customer Parties incur as a result of any: 13.2.1 alleged or actual infringement or misappropriation of any valid and subsisting Intellectual Property rights of any third party to the extent that [***]; 13.2.2 [***] 13.2.3 [***] 13.2.4 [***] 13.2.5 [***] The foregoing indemnities shall not apply to the extent the Claims arose directly and solely from the Customer’s or any of the Customer Parties’ negligence, gross negligence, breach of this Agreement or wilful misconduct. 13.3 Indemnification Procedure. The Party that claims indemnification (“Indemnitee”) shall:

AGC Confidential Page 15 13.3.1 [***] (“Indemnitor”) in writing of the Claim; provided that failure to give that notice will not relieve the Indemnitor of its indemnification and defense obligations except to the extent the failure materially prejudices the ability of the Indemnitor to defend against the Claim; 13.3.2 permit the Indemnitor to control the defense of the Claim; and 13.3.3 have the right (at the Indemnitee’s expense) to participate in the defense of the Claim. 13.4 Settlement. The Indemnitor must not settle or consent to an adverse judgment in any Claim indemnified by the Indemnitor that adversely affects the interests of the Indemnitee or imposes additional obligations on the Indemnitee, without the prior written consent of the Indemnitee. 13.5 Intellectual Property Claims. Each Party must promptly [***] notify the other Party of any third-party allegation of infringement or misappropriation of any third-party Intellectual Property rights due to the handling, storage or use of the Cell Line, Customer Materials, Customer Intellectual Property Rights or AGC Intellectual Property Rights or the manufacture of the Product. 14. TERM AND TERMINATION 14.1 Term and Termination. This Agreement shall commence on and have effect as of the date of last execution and will, subject to earlier termination in accordance with this Section 14 or otherwise, continue for a term of 10 years (the “Term”) commencing on the Effective Date. Notwithstanding the aforesaid, Customer may terminate this Agreement and/or any individual Work Statement: i) for convenience by providing at least twelve (12) months' written notice to AGC subject to the payment by the Customer of all applicable fees as defined in Section 5, including: Cancellation Fees, Rescheduling Fees, Shortfall Sum and the Minimum Spend Guarantee Shortfall Sum. ii) immediately, in the event of Change of Control of AGC to a Customer competitor subject to the payment of any applicable Cancellation Fees or Rescheduling Fees and Shortfall Sum as set forth in Section 5. 14.2 Either Party (“Non-Defaulting Party”) may terminate this Agreement before expiry of the Term with immediate effect upon prior written notice to the other Party (“Defaulting Party”) if: a. [***]; b. [***]. 14.3 Upon termination of this Agreement, Customer shall pay AGC: 14.3.1 Undisputed payments due to AGC in respect of Services performed up to and including the day of such termination in full for all completed stages and for partially completed stages an amount calculated on a pro-rata basis having regard to the Batch Price for the partially completed stages (fairly determined by the Project Team taking into account FTE hours, materials, profit element and irreversible commitments incurred by AGC); 14.3.2 Undisputed payments due pursuant to Section 5 (i) Cancellation Fees, ii) Rescheduling Fees, (iii) the Shortfall Sum and iv) Minimum Spend Guarantee Shortfall (which for clarity is not payable if Customer terminates pursuant to sections 14.1 (ii) or 14.2 or Force Majeure Event pursuant to Section 18.1). 14.3.3 Undisputed payments due at the time of termination pursuant to Section 7. 14.4 Upon termination of this Agreement for [***]. 14.5 Termination or expiry of this Agreement for whatever reason shall not affect the accrued rights of either AGC or Customer arising under or out of this Agreement and all provisions which are expressed to survive this Agreement and the provisions of Sections, 7, 10, 11, 12, 13, 15, 16, 17, 18.2 shall survive termination or expiry and remain in full force and effect. 15. LIMITATIONS OF LIABILITY 15.1 Limitation of Liability. [***] 15.2 Disclaimer of Certain Damages. [***].

AGC Confidential Page 16 15.3 Exclusions. [***]. 16. PRODUCT RECALL 16.1 Subject to Section 0, the costs and obligations with respect to any Recall of Product and handling enquiries and contacts from any Regulatory Authority relating to any Recall of Product shall be the responsibility and cost of the Customer. Customer shall notify all Regulatory Authorities having jurisdiction over the Product (whether or not the issue arose in the jurisdiction controlled by the Regulatory Authority) of any Recall and shall be responsible for coordinating all necessary activities regarding the action taken. The Parties agree to keep each other advised of any Recall, the progress of undertaking any Recall, and to exchange copies of such documentation as may be reasonably required, to assure regulatory compliance with a Recall. 16.2 If either Party has reason to believe that any Product (whether the Product itself or particular Batch(es)) should be recalled, such Party shall promptly inform the other in writing, to also include the reasons and explanations for the Recall, prior to taking any such action. In addition, Customer shall give AGC prompt written notice of any Recalls that Customer believes were caused by or may have been caused by AGC’s failure to comply with its obligations under this Agreement or Work Statement or Regulatory Obligation. 16.3 If any Product is recalled solely as a result of AGC’s failure to manufacture Product in accordance with the terms of this Agreement or Work Statement or Regulatory Obligation (“Manufacturing Failure”), then AGC shall, subject to Section 16, reimburse Customer for all reasonable expenses actually and properly incurred by Customer in undertaking the Recall of those specific Products which are the subject of a Manufacturing Failure. Such [***] providing AGC will a detailed breakdown of such costs and responses to all requests for clarification by AGC with respect thereto. If AGC disputes that the Recall is: 16.3.1 due to safety reasons or mandatory notification from a Regulatory Authority dictating the Recall then the Parties shall mutually select a regulatory expert to evaluate whether the Recall was appropriate to address the safety reason or comply with the Regulatory Authority’s notice (as applicable); and/or 16.3.2 due to AGC’s Manufacturing Failure, then the Parties shall mutually select a regulatory expert an independent laboratory to evaluate whether the Product is defective due to AGC’s Manufacturing Failure. The foregoing evaluation(s) by the regulatory expert and/or independent laboratory shall be binding on the Parties (other than where such decision is a manifest error). If such evaluation upholds AGC’s dispute, then AGC shall not be responsible for any costs of the Recall. Subject to Sections 12 and 15, any payment by AGC under this Section 16.3 shall be Customer’s sole remedy for the costs of the Recall. 17. TECHNOLOGY TRANSFER 17.1 Scope. [***] 17.2 Limits. [***] 17.3 Comparable Terms[***] 18. MISCELLANEOUS 18.1 Force Majeure. If any Force Majeure occurs in relation to either Party, which affects or may affect the performance of any of its obligations under this Agreement, it shall notify the other Party forthwith as to the nature and extent of the circumstances in question, together with evidence of the effect of the Force Majeure on its obligations under this Agreement and any action it proposes to take to mitigate its effect. Neither Party shall be deemed to be in breach of this Agreement, or shall be otherwise liable to the other Party, by reason of any delay in performance, or the non-performance of any of its obligations under this Agreement to the extent that the delay or non-performance is due to any Force Majeure of which it has duly notified the other Party, and the time for performance of that obligation shall be extended accordingly. If the Affected Party is prevented or delayed from performance of any of its obligations under this Agreement by Force Majeure for 60 days or more, consecutively or cumulatively, in any twelve month period, the other Party shall in its discretion have the right to terminate this Agreement with immediate effect by giving written notice to the Affected Party. 18.2 Insurance. [***]

AGC Confidential Page 17 18.3 Environmental, Health And Safety (EHS) Guidelines. In the performance of its obligations under this Agreement AGC shall: - comply with all Applicable Laws, regulations, licenses, permits, information registrations and restrictions, and use commercially reasonable efforts to: - implement, or already has implemented, an Environment, Health and Safety (“EHS”) policy and risk-based management system with a commitment to provide a safe and healthy workplace and protect the environment; - ensure there is at least one senior executive with responsibility for EHS and the organisation has access to technical expertise to support the company in meeting EHS legal obligations; - disclose and report proactively to Customer on incidents requiring notification to EHS regulators and any associated fines, prosecutions or civil actions; - provide relevant information, education and training to workers on the hazards, risks and controls associated with their job; - provide the physical infrastructure and engineering controls necessary to ensure safe storage, handling and processing of materials and waste in order to protect people, the environment and local communities from harm; - provide and maintain emergency detection systems and an effective response capability; and - cooperate fully with the completion of an onsite EHS audit of the Facility when requested by Customer provided that it can be performed on an annual basis and on 60 days’ prior notice, with a maximum of two auditors to conduct an environment, health, safety and sustainability audit of the manufacturer to monitor AGC’s compliance with applicable environmental laws and regulations and with the EHS Guidelines. 18.4 Party’s Names. Except as otherwise provided in this Agreement or required by any Applicable Law, regulation or order of an administrative agency or court of competent jurisdiction, neither Party shall use the name of the other Party or of the other Party’s Affiliates, directors, officers or employees in any advertising, news release or other publication except that AGC may identify Customer by name as a customer of AGC. 18.5 Amendment. Other than as provided for elsewhere in this Agreement, any amendment of this Agreement (or any document entered into pursuant to this Agreement) will be valid only if it is in writing and signed by each Party. 18.6 Assignment. This Agreement is binding upon and inures to the benefit of the Parties, their successors and permitted assigns. Neither Party may assign this Agreement, voluntarily or involuntarily, whether by operation of law or any other manner, without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign all of its rights and obligations under this Agreement to an Affiliate, provided such Party notifies the other Party in advance and such Affiliate is not related to the assigning party as the consequence of a Change of Control. 18.7Subcontracting. AGC may subcontract to (a) its Affiliates, any of the Services provided that the Affiliate may not further subcontract those Services; (b) Testing Laboratories, only those parts of the Services identified in the Work Statement; and (c) any other third party, any of the Services with the prior written consent of Customer (that consent not to be unreasonably withheld, delayed or conditioned). AGC will remain responsible for all acts and omissions of its subcontractors and the activities of its subcontractors except to the extent that Customer requires AGC to use a subcontractor that Customer selects over AGC’s objection. 18.8 Waiver. In no event will any delay, failure, or omission (in whole or in part) in enforcing, exercising or pursuing any right, power, privilege, claim or remedy conferred by or arising under this Agreement or by law, be deemed to be or construed as a waiver of that or any other right, power, privilege, claim or remedy in respect of the circumstances in question, or operate so as to bar the enforcement of that, or any other right, power, privilege, claim or remedy, in any other instance at any time or times subsequently. 18.9 Severability. If any provision of this Agreement is found by any court or administrative body of competent jurisdiction to be invalid or unenforceable, that invalidity or unenforceability will not affect the other provisions of this Agreement which shall remain in full force and effect. The Parties must, in the circumstances referred to in this Section 18.9, attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision that achieves to the greatest extent possible the same effect as would have been achieved by the invalid or unenforceable provision.

AGC Confidential Page 18 18.10 Notices. Any notice or other communication given under this Agreement must be in writing, in English, and signed by or on behalf of the Party giving it. Notice must be served by hand or by email or by delivering it or sending it by prepaid post or overnight delivery service, to the address and for the attention of the relevant Party set forth on Page 1 of the Agreement (or as otherwise notified by that Party under this Section 18.10), with a copy to follow via email. Any notice will be deemed to have been received (i) at the time of delivery if sent by hand or email, (ii) one (1) day after delivery if sent by overnight delivery service; (iii) five (5) Calendar Days after delivery if sent by prepaid post or other paid delivery service. 18.11 Governing Law. [***]. 18.12 Dispute Resolution. Before resorting to litigation, unless emergency relief is required by either Party when either Party will be free to resort to litigation, the Parties must use their reasonable efforts to negotiate in good faith and settle amicably any dispute that may arise out of or relate to this Agreement (or its construction, validity or termination) (a “Dispute”). If a Dispute cannot be settled through negotiations by appropriate representatives of each of the Parties, either Party may give to the other a notice in writing (a “Dispute Notice”). Within seven (7) Calendar Days of the Dispute Notice being given the Parties must each refer the Dispute to their respective highest executive leader who shall meet in order to attempt to resolve the dispute. If within thirty (30) Calendar Days of the Dispute Notice (a) the Dispute is not settled by agreement in writing between the Parties or (b) the Parties have failed to discuss the Dispute or use good faith negotiations, the Dispute may be submitted to and finally be settled by the courts located in the jurisdiction specified in this Agreement. Nothing in this Agreement shall prohibit (nor force) the Parties to submit to any other dispute resolution forums as they may between themselves subsequently agree. 18.13 Impossibility or Impracticality of Performance. Notwithstanding anything to the contrary in this Agreement, if the continued provision of all or any portion of the Services becomes impossible or impractical due to a change in Applicable Laws or regulations, the Parties will in good faith renegotiate the affected portion of the Services and this Agreement. 18.14 Relationship of the Parties. Nothing in this Agreement operates to create a partnership or joint venture between the Parties or authorizes either Party to act as agent for the other. Neither Party has authority to act in the name of or otherwise to bind the other in any way. 18.15 Non-Solicitation. Where permissible under applicable law, during the Term of this Agreement and [***]. 18.16 Entire Agreement. This Agreement, and the documents incorporated into it, constitutes the entire agreement and understanding of the Parties and supersedes any previous agreement between the Parties relating to the subject matter of this Agreement. In the event of any conflict between the provisions of any of the Agreement or the Work Statement, the conflicting terms of the Agreement will prevail over the conflicting terms of the Work Statement. If any term of this Agreement conflicts with any term of the Quality Agreement, the conflicting term of this Agreement will prevail, except with respect to matters solely dealing with quality, in which case the Quality Agreement will prevail. 18.17 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Signature of this Agreement, unless otherwise stipulated herein, may be by electronic means using digital signature technology (such as DocuSign) and will have the same validity and effect as a hand-written signature. Signed counterparts may be delivered by mail, courier or electronically in Portable Document Format (.pdf), each of which shall be binding when sent. 18.18 Privacy. In order to fulfil their obligations pursuant to this Agreement and, in particular, to (i) carry out any activity provided by law or regulations, (ii) handle bookkeeping, orders, invoicing and any disputes and (iii) store documents as required by applicable law, the Parties confirm the receipt of adequate privacy notice with reference to their respective employees’ personal data processing, if any. The Customer declares it has acknowledged AGC’s relevant privacy notice on AGC’s website (www.agcbio.com). In the event that for the execution of this Agreement a Party needs to process additional personal data of which the other Party is the data controller, the Parties hereby agree that said processing can be done only after adequate appointment of such Party by the data controller.

AGC Confidential Page 19 18.19 Code of Conduct. The Customer acknowledges that AGC has adopted a Code of Conduct available on AGC’s website (www.agcbio.com). By signing this Agreement, the Customer declares it (i) has read the Code of Conduct; (ii) has understood the principles contained therein, and (iii) agrees to comply with the obligations and principles contained therein. The Customer hereby agrees to promptly notify AGC if, during the Term of this Agreement, it becomes aware of any act or omission conflicting with, or any breach of the principles expressed in the Code of Conduct. 18.20 Compliance with Anti-Corruption Laws. Each Party warrants to the other that neither it, nor any of its subsidiaries, nor any of the respective directors, officers or employees of the warranting Party or its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the US Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations thereunder, the “FCPA”), the U.K. Bribery Act 2010 (as amended from time to time and including the rules and regulations thereunder, the “U.K. Bribery Act”), the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions adopted by the Negotiating Conference of the Organisation for Economic Co-operation and Development on 21 November 1997 (such convention, including the rules and regulations thereunder, the “OECD Convention”) or any other applicable anticorruption laws, rules or regulations (collectively with the FCPA, the U.K. Bribery Act and OECD Convention, the “Anticorruption Laws”). Each Party shall ensure that it, its employees and any affiliates will take all reasonable efforts to comply with the Anticorruption Laws at all times. Each Party warrants to the other that it and, to its knowledge, its affiliates, have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the Anticorruption Laws. Specifically, but without limiting a Party’s obligation to comply with all Anticorruption Laws, each Party will comply with laws prohibiting human trafficking, slavery and child labor. 18.21 US Government Watchlist Compliance. The Parties represent and warrant that the Party and its personnel are not included in or listed: (i) on the List of Excluded Individuals/Entities maintained by the HHS Office of Inspector General pursuant to 42 U.S.C. Sections 1320a-7, 13955ccc, 1320c-5 and regulations promulgated thereunder, which, as of the Effective Date, can be searched at the internet website of http://exclusions.oig.hhs.gov (“OIG List”); (ii) on the Excluded Parties List System maintained by the United States General Services Administration which, as of the Effective Date, can be searched at the internet website of https://sam.gov/content/exclusions (the “GSA List”); or (iii) as a Specially Designated National or Blocked Person on the U.S Treasury’s Office of Foreign Assets Control list of Specially Designated Nationals and Blocked Persons which, as of the Effective Date, is located at the internet web site of http://www.ustreas.gov/offices/enforcement/ofac/sdn/ (the “SDN List”). Each Party will promptly inform the other Party if it or its personnel should come to be included on the OIG List, the GSA List or SDN List. Further, each Party represents and warrants that it will not conduct business with any individual or entity included on the OIG List, the GSA List or SDN List 18.22 Continuous improvement [***]. <<SIGNATURES ON FOLLOWING PAGE>>

AGC Confidential Page 20 THIS MASTER SERVICE AGREEMENT has been executed by the Parties on the date first written above. AGC Biologics S.p.A. Signature: /s/ Luca Alberici Print Name: Luca Alberici Position: Gm Date: 21-Jan-2026 AUTOLUS LIMITED Signature: /s/ Miranda Neville Print Name: Miranda Neville Position: Chief Technical Officer Date: 21-Jan-2026 Appendices Appendix I – Definitions Appendix II – Work Statement Appendix III – Work Statement AUTO1 (Obe-cel) [***]

AGC Confidential Page 1 APPENDIX I DEFINITIONS “Affiliate” means, with respect to any entity, any other entity that directly or indirectly controls, is controlled by or is under common control with that entity during the Term. For this definition, “control” means more than 50% of the controlled entity’s shares or ownership interests representing the right to make decisions for that entity are owned or controlled, directly or indirectly, by the controlling entity. “[***]”. “AGC Know-How” means all information, techniques and technical information developed by AGC pursuant to the Services that, in each case, are not of general public knowledge. “[***]”. “Applicable Law” means any national, regional, federal, state, foreign or international law, statute, standard, ordinance, code, rule, guidance, regulation, resolution and/or order made by any governmental authority or Regulatory Authority, including, as they are amended, modified, updated and in force from time to time applicable to the Services. “Batch” means batch or batches of Product to be manufactured by AGC as described in the Work Statement. “Batch Price” means the price payable for each Batch as agreed in the Work Statement and as may be amended by mutual written agreement between the Parties. “Business Day” means any day that is not a Saturday, Sunday or a public holiday in the country where the Services are performed and where the Customer has its headquarters. “Calendar Day” means any day. “Calendar Year” means the 12 months period which runs from January 1st to December 31st. “[***]”. “Certificate of Analysis” means a document identified as such, signed and dated by a Qualified Person (or person designated by the Qualified Person to sign such document in accordance with cGMP), that sets out the analytical test results for each specified batch of Product and certifies that such Products have been manufactured in accordance with the Specifications and any other criteria identified on the certificate. “cGMP” means any and all laws, rules, regulations, guidelines and generally accepted standards and requirements regarding the minimum requirements for the manufacture of pharmaceutical and biologic materials, and the methods, facilities, and controls used in manufacturing, processing, and for clarity, includes: (a) if the manufacturing site is within the European Union, the standards, rules, principles and guidelines set out in Directive EU 2017/1572 together with the guidance for the interpretation of the principles and guidelines of good manufacturing practices for medicinal products for human use contained in Volume 4 of “The Rules Governing Medicinal Products in the European Union”; (b) if the Manufacturing Site is in the United States of America the Current Good Manufacturing Practices as promulgated under each of the following as in effect on the Effective Date and as amended or revised after the Effective Date: (a) the U.S. Food, Drug & Cosmetics Act (21 U.S.C. § 301 et seq.) and related U.S. regulations, including 21 Code of Federal Regulations (Chapters 210 and 211) and other FDA regulations, policies, or guidelines in effect at a particular time for the manufacture, testing and quality control of investigational drugs; and (c) the ICH guide Q7a “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients” as applied to investigational drugs (Section 19). “[***]”. “[***]”. Change of Control means in the event of the then-current shareholders of a Party disposing of more than 50% of their shares in a sale, merger or other disposal transaction, such disposal being measured by the number of shares owned by such shareholders in the aggregate.

AGC Confidential Page 2 “Commencement Date” for vectors means with respect to a cGMP Batch the date on which a vial of cells is thawed for the cell culture for manufacture of the Product as agreed in the relevant Work Statement /PCO or Purchase Order. “Commencement Date” for cell and gene therapy (starting material, drug substance, drug product) means with respect to a cGMP Batch the date on which the biological starting material is introduced into the classified area for the manufacture of the Product as agreed in the relevant Work Statement /PCO or Purchase Order. “Commercial Requirement” means such quantities of each Product needed by the Customer to fulfil its commercial sales requirements with respect to such Product in the applicable Territory. “Confidential Information” means all non-public, confidential or proprietary information disclosed before, on or after the Effective Date, by either Party (a “Disclosing Party”) to the other Party (a “Recipient”) or its affiliates, or to any of such Recipient’s or its affiliates’ employees, officers, directors, partners, shareholders, agents, attorneys, accountants or advisors (collectively, “Representatives”), whether disclosed orally or disclosed or accessed in written, electronic or other form or media, and whether or not marked, designated or otherwise identified as “confidential,” including, without limitation: (a) all information concerning the Disclosing Party’s and its affiliates’, and their customers’, suppliers’ and other third parties’ past, present and future business affairs including, without limitation, finances, customer information, supplier information, products, services, organizational structure and internal practices, forecasts, sales and other financial results, records and budgets, and business, marketing, development, sales and other commercial strategies; (b) the Disclosing Party’s unpatented inventions, ideas, methods and discoveries, trade secrets, know-how, unpublished patent applications and other confidential intellectual property; (c) all designs, specifications, documentation, components, source code, object code, images, icons, audio-visual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; (d) any third-party confidential information included with, or incorporated in, any information provided by the Disclosing Party to the Recipient or its Representatives; and (e) all notes, analyses, compilations, reports, forecasts, studies, samples, data, formulae, statistics, summaries, interpretations and other materials prepared by or for the Recipient or its Representatives that contain, are based on, or otherwise reflect or are derived from, in whole or in part, any of the foregoing. Except as required by applicable federal, state or local law or regulation, the term “Confidential Information” as used in this Agreement shall not include information that: (a) at the time of disclosure is, or thereafter becomes, generally available to and known by the public other than as a result of, directly or indirectly, any violation of this Agreement by the Recipient or any of its Representatives; (b) at the time of disclosure is, or thereafter becomes, available to the Recipient on a non-confidential basis from a third-party source, provided that such third party is not and was not prohibited from disclosing such Confidential Information to the Recipient by a legal, fiduciary or contractual obligation to the Disclosing Party; (c) was known by or in the possession of the Recipient or its Representatives, as established by documentary evidence, prior to being disclosed by or on behalf of the Disclosing Party pursuant to this Agreement; or (d) was or is independently developed by the Recipient, as established by documentary evidence, without reference to or use of, in whole or in part, any of the Disclosing Party’s Confidential Information. “Controlled” means, in the context of Intellectual Property rights and know-how, that such rights may be licensed or sub-licensed by the applicable Party to the other Party on the terms of the licenses set out herein without (i) breaching an obligation owed to a third party; or (ii) triggering any payment or other financial obligation of the licensing Party purely by virtue of the grant of such license or sub-license. “Customer Intellectual Property Rights” means (i) Intellectual Property rights and Customer Know-How owned or Controlled by Customer provided by or on behalf of the Customer to AGC for the performance of the Services; and (ii) Customer New IPR. “Customer Know-How” means all information, techniques and technical information developed by Customer in connection with the Product, Cell Line, Customer Materials or Customer process which is not public knowledge. “Customer Materials” means the Cell Line, vectors, plasmids, human biological sample and all other materials, data and information (i) supplied or made available by Customer, its Affiliates or agents to AGC, or (ii) purchased by AGC on behalf of Customer including, without limitation, those described in the Work Statement. “Deliverables” means the Documentary Deliverables and the Physical Deliverables applicable to the Services under each Work Statement.

AGC Confidential Page 3 “Documentary Deliverables” means the documents to be provided by AGC to Customer pursuant to the applicable Services, as identified in the applicable Work Statement. “EMA” European Medicines Agency. “[***]”. “[***]”. “Force Majeure” means, in relation to a Party (the “Affected Party”), any circumstances beyond the control of the Affected Party or its Affiliate which directly prevent or have a material adverse effect on the Affected Party’s performance of its obligations under this Agreement and includes any of the following: acts of God, flood, drought, earthquake or other natural disaster, war, threat of or preparation for war, armed conflict; terrorist attack, civil war, civil commotion or riots; epidemic or pandemic; or any law or government order, rule, regulation or direction, or any action taken by a governmental body, including but not limited to imposing an embargo, export or import restriction, quota or other restriction or prohibition, or failing to grant a necessary licence or consent, but, for the avoidance of doubt, does NOT include any event or thing that, in relation to a Party: is attributable to the wilful act, neglect or failure to take reasonable precautions against such event by that Party; or merely increases the cost of that Party’s performance of its obligations; or results from a failure or delay by any Third Party in the performance of its obligations under a contract with that Party (unless that Third Party is itself prevented from or delayed in complying with its obligations as a result of Force Majeure). “Intellectual Property” means all intellectual property rights, including patent rights, supplementary protection certificates, utility models, trademarks, database rights, rights in designs, copyrights (whether or not any of these are registered or capable of being registered) and including all applications and the right to apply for registered protection of the foregoing and all inventions, trade secrets, know-how, techniques and confidential information, and all rights and forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world, in each case for their full term and together with any renewals or extensions. “[***]”. “Physical Deliverables” means the Product, Cell Line, physical samples and/or other physical materials to be provided by AGC to Customer pursuant to the applicable Services, each as identified in the applicable Work Statement. “Price” means the price for the Services (or any part of the Services as context requires) as defined in the Work Statement and itemized on a stage-by-stage basis. “Process” means the proprietary AGC method and/or process for manufacturing, harvesting, purification and testing of lentiviral vectors used in the performance of the Services. “Product” means the lentiviral vector (LVV) described in the relevant Work Statement, to be manufactured by AGC pursuant to the applicable Process, and which for clarity may be used for clinical trial (the “Clinical Product”) and/or commercial purposes (the “Commercial Product”) by Customer. “Qualified Person” means the person(s) who is nominated by AGC and is suitably qualified to enable AGC to perform and discharge its quality management obligations required by Good Manufacturing Practice or other Applicable Laws, including EC Directive 2001/83/EC (Articles 48 and 49). “Quality Agreement” (QAg)” means the agreement between the Parties defining the quality responsibilities, including cGMP standards regarding the performance of the Services. “Raw Materials” media, resins, catalysts, solvents, filters, membranes, disposable analytical test kits, disposable bags, substances, cell lines, plasmids, biological materials and any other items consumed for the manufacture of Products in accordance with this Agreement as well as any subcontracted analytical testing performed by Testing Laboratories during the performance of the Services. “Recall” any action to withdraw from supply or distribution or to recover title to or possession of quantities of Product offered, provided or sold to third party (including, without limitation, the voluntary withdrawal of Product from the market or correction) or the detention or destruction of any Product by any Regulatory Authority. “Regulatory Authority” means any relevant authority which regulates any aspect of the Products, which for clarity includes the FDA, EMA, MHRA and equivalent regulators.

AGC Confidential Page 4 “Regulatory Samples” means the reference samples and retention samples as defined in Volume 4 of “The rules governing medicinal products in the European Union” annex 19. “Regulatory Obligations” means those mandatory regulatory requirements applicable in UK, Europe or the U.S. in relation to the manufacture of cGMP Product for human use. “Services” means any or all parts of the development and/or manufacturing services to be conducted by AGC as described in the relevant Work Statement. “Slot” means, with respect to AGC’s cGMP manufacturing suite, the period of time the suite is reserved in preparation for and the performance of a Batch. “Specification” means the specification of the Product as defined in the Work Statement or modified in accordance with Section 2.3. “SOPs” means the standard operating procedures of AGC in place from time to time that define AGC’s methods of performing activities applicable to the Services. “Stage” means a particular activity or series of conjoined activities that constitute a main step in the Services and that is more specifically identified in the Work Statement by the breakdown of the Services into numbered stages. “Territory” means worldwide. “Testing Laboratories” means any third party instructed by AGC to carry out tests on the Cell Line, Customer Materials or Product pursuant to the performance of the Services. “Third Party” means any person other than the Parties to this Agreement and their Affiliates, officers and employees. “Timeline” means the dates for delivery of Product as agreed pursuant to Section 5 and the estimated timeline for performance of the Services as initially set out in the Work Statement and as may be amended from time to time by the Parties. “Work Statement” means, as applicable, a written work statement signed by each of the Parties which references that it is governed by the Agreement, which may be revised by the mutual written agreement of the Parties from time to time.

1 [***] Work Statement 1 This Work Statement Number 1 is made by and between AGC Biologics S.p.A. (“AGC”) and Autolus Limited (“Autolus”) pursuant to the Master Services Agreement dated 21 January 2026 (the “Agreement”). This Work Statement 1 [***], previously executed between the Parties. In the event of any inconsistency, this Work Statement 1 shall govern and control. This Work Statement, upon its full execution by the authorized representatives of both Parties, shall be incorporated into the Agreement as Appendix III. Capitalized terms used in this Work Statement but not otherwise defined will have the same meanings as set forth in the Agreement. Autolus engages AGC to provide the Services, as follows. 1. Product. [***]. 2. Services. AGC will provide the following Services to Autolus: Manufacturing and release of [***]. 3. Process The vector will be produced [***]. 4. Facility(ies). The Services described above will be rendered at the following facilities of AGC: [***] 5. Specifications. [***] Test Analytical Method Specification [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

2 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Notwithstanding the foregoing, the Parties agree that: Notwithstanding any provision to the contrary in this Agreement or its appendices, the Parties agree as follows for the management of GMP Commercial Batches ("Batch"): - [***]. - Any Batch of [***] shall be deemed to have met the release criteria if it conforms to the Specifications detailed above, as amended in writing from time to time when mutually agreed. However, a Batch that falls outside of these Specifications shall not be considered a Non-Conforming Product if it meets the approved regulatory specifications for commercial use in at least one market. In such an event, a) the Batch shall be deemed a conforming Batch and acceptable for release exclusively in that market, b) [***]h, and c) its release shall be governed by the procedures stipulated in the Product Technical Specification (PTS) and the Quality Agreement. Any Batch or Batches that fail to meet the [***] shall be deemed Non-Conforming Product. In such cases, AGC will manufacture the batch again [***]. Any change to these Specifications which may arise by different regulatory authorities (FDA, EMA and MHRA) will be agreed in writing in additional amendments to this Work Statement, on an appropriate cost- sharing basis, taking into account the relative responsibilities of each Party and data generated to date. 6. Autolus Materials. Autolus shall provide to AGC the Autolus Materials and relevant information listed below [***]. Plasmids should be [***]. (i) Autolus Materials • [***]. • [***]. Autolus Material Quantity (vials per batch) [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

3 (ii) Information For both cell line and plasmids, the following information are required: • Certificate of Analysis and release • TSE/BSE or absence of animal origin components declaration • Expiration date or shelf-life indication • Storage and shipping conditions 7. Deliverables. • [***] • [***] • [***] • [***] • [***] 8. Price for Services. Manufacturing and Release of [***] Commercial batches Description Price (EUR) [***]. [***] 1 Total estimate does not include costs for materials and costs for testing performed at external laboratories. These will be charged as described in the table “Materials and External Testing Cost Estimate”. Applicable Tier Discount on GMP Commercial Batches – Per Calendar Year Description Applicable Discount [***] [***] [***] [***] [***] [***] [***] [***] *[***] Project Management Fee Description Price (EUR) [***] [***] Description Price (EUR) Total (EUR) [***] [***] [***] 1 Expedited release, if desired, shall be [***] commencement of the manufacturing of the relevant LVV Batch. The Parties agree that the above “Expedited Release” supplement set out in table above is only payable if Autolus [***]. For clarity, standard release of [***]. Materials and External Testing Cost Estimate Description Estimated Cost (EUR)

4 [***] [***] [***] [***] [***] [***] Total Estimate: [***] 1This is an estimate cost for incoming testing that will be invoiced together with the Material cost estimate. AGC commitment is to minimize these costs through “bundling” of testing and orders of the materials. * [***] in accordance with Section 7 of the Agreement. In addition to the price adjustments set forth in Section 7.2 of the Agreement, the Price may be revised at any time during the term if the Parties agree in writing to a) change the site where testing are performed and/or b) any change to the Process and/or c) any change in the Specifications or the Master Batch Record that alters i) the costs incurred by AGC in performing the Services, and/or ii) the risk of batch failure. The Parties shall negotiate in good faith appropriate adjustments to the Price on commercially reasonable terms. 9. Incidental Fees • Packing and shipping: AGC will invoice to Autolus monthly for any [***]. • Storage fees: Storage limits are defined in the Section 6.6 of the Agreement. [***] will be subjected to monthly storage fees as reported in Table 2 below. • Person in Plant: [***]. • Regulatory support for commercial applications in different geographies: [***]. • Product- or Autolus-specific Raw Material testing: [***]. Table 2: Storage fees: Description Type Recurrence Price (EUR) [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 10. Invoicing term AGC will issue invoices in alignment with Section 7.3.2 of the Agreement. Notwithstanding any provision to the contrary, the Parties agree to the following invoicing and payment terms for Batches initiated under the legacy Master Agreement made effective as of

5 March 6, 2020 as amended on December 14, 2020 between Autolus and AGC, now superseded, but to be completed under this Work Statement 1. • [***]. • [***]. o These payments will be credited, via credit note, from the value of the Purchase Order issued for this Work Statement 1 - [***]: - [***] - [***] Upon execution of this Work Statement 1, Autolus shall issue a binding Purchase Order to cover all amounts due under this Work Statement, including all outstanding amounts for the four (4) Batches referenced above. Testing Laboratories/ subcontractors Testing Vendor code Vendor Name [***] [***] [***] [***] [***] [***] [***] [***] [***] Minimum Volume Commitment for the years 2026 and 2027 The minimum number of Batches that Autolus commits to order (the "Minimum Volume") is set as follows: • Calendar Year 2026: [***] Batches. • Calendar Year 2027: [***] Batches. The management of this commitment shall be governed by the procedures defined in this Agreement. Specifically: Autolus shall provide AGC with a written, non-binding forecast of its required Batches, and the Parties shall negotiate in good faith to agree upon a manufacturing schedule (the "Agreed Schedule"), in accordance with the procedure described in Section 5.2.1. The reservation of manufacturing slots shall be secured by Autolus by issuing one or more binding Purchase Order(s) covering the entire annual Minimum Volume, as set forth in Section 5.2.2. Any request by Autolus to reschedule one or more Batches from the Agreed Schedule shall be handled in accordance with Section 5.2.3. Should Autolus fail to order (and pay for) the Minimum Volume for a given calendar year, Autolus shall be required to pay AGC a sum (the "Shortfall Sum") calculated by multiplying the number of Batches below the Minimum Volume by the Batch Price, as defined and governed by Section 5.2.4. The 2026/2027 payment obligations shall survive the termination of the Agreement. Upon termination of the Agreement without cause by Autolus, Autolus shall be required to pay AGC, in accordance with Section 7.4 of the Agreement, a final settlement amount calculated as follows: for the Minimum Volume Commitment 2026-2027, an amount equal to the 'Shortfall Sum,' calculated by multiplying the Batch Price by the number of Batches not yet ordered and paid for against the total commitment of fourteen (14) Batches for the 2026- 2027 period.

6 All terms and conditions of the Agreement will apply to this Work Statement. In the event of any conflict between this Work Statement and the terms of the Agreement, the terms of the Agreement will control. IN WITNESS WHEREOF the Parties have caused this Work Statement to be executed by their respective representatives duly authorized as of the day and year first above written. Autolus Limited AGC Biologics S.p.A. By: / s / Miranda Neville By: / s / Luca Alberici Print Name: Miranda Neville Print Name: Luca Alberici Title: Chief Technical Officer Title: GM Date: 13-Mar-2026 Date: 17 Marzo 2026